                       THIRD AMENDMENT TO REVOLVING NOTE

    THIS THIRD AMENDMENT TO REVOLVING NOTE (this "AMENDMENT") is made as of July 1, 1998, by and between WHITEFORD FOODS VENTURE, L.P., a Texas limited partnership (the "BORROWER") and PNC BANK, NATIONAL ASSOCIATION, a national banking association, successor by merger to PNC Bank, Ohio, National Association (the "BANK").

                                  WITNESSETH:

    WHEREAS, the Borrower has executed and delivered to the Bank a Revolving Note dated June 13, 1994, in the original principal amount of One Million One Hundred Thousand Dollars ($1,100,000.00), as amended by an Amendment to Revolving Note dated March 31, 1995, and a Second Amendment to Revolving Note dated July 1, 1995 (collectively, the "NOTE"), evidencing the Borrower's indebtedness to the Bank for such loan (the "LOAN") pursuant to the Loan Documents;

    WHEREAS, the Borrower and the Bank desire to amend the Note as provided for below;

    NOW, THEREFORE, in consideration of the mutual covenants herein contained and intending to be legally bound hereby, the parties hereto agree as follows:

    1.  The Note is amended as follows:

        1.1 The amount available under the Note is hereby increased by amending the first page of the Note be deleting "$1,430,000.00" from the upper left-hand corner thereof and inserting "$1,650,000.00" in its place.

        1.2 The first paragraph of the Note is deleted in its entirety and the following inserted in its place:

    "FOR VALUE RECEIVED, WHITEFORD FOODS VENTURE, L.P., a Texas limited partnership (the "Borrower"), hereby promises to pay to the order of PNC BANK, NATIONAL ASSOCIATION, a national banking association ("Bank"), in lawful money of the United States of America in immediately available funds at its offices located at 201 East Fifth Street, Cincinnati, Ohio 45202, or at such other location as the Bank may designate from time to time, the principal sum of One Million Six Hundred Fifty Thousand Dollars ($1,650,000.00) or such lesser unpaid principal amount together with accrued and unpaid interest thereon, as may be advanced by the Bank pursuant to the terms of the Credit Agreement dated June 13, 1994 by and among the Borrower, the Bank, The Fifth Third Bank of Western Ohio, N.A., and the Bank, as Agent, as same may be amended from time to time (the "AGREEMENT"). This Note shall serve as a master note to evidence all such advances."

        1.3 The first sentence of the second paragraph of the Note is deleted in its entirety and the following inserted in its place:

    "The principal balance hereof outstanding from time to time shall bear interest per annum at the applicable rate set forth in Section 2.1(c) of the Agreement."

    2. Any and all references to the Note in any document, instrument or certificate evidencing, securing or otherwise delivered in connection with the Loan shall be deemed to refer to the Note as amended hereby. Any initially capitalized terms used in this Amendment without definition shall have the meanings assigned to those terms in the Note or the Loan Documents.

    3. This Amendment is deemed incorporated into the Note. To the extent that any term or provision of this Amendment is or may be deemed expressly inconsistent with any term or provision in the Loan Documents or the Note, the terms and provisions hereof shall control.

    4. The Borrower hereby represents and warrants that (a) all of its representations and warranties in the Loan Documents are true and correct, (b) no default or Event of Default exists under the Note or the Loan Documents, and
(c) this Amendment has been duly authorized, executed and delivered and constitutes the legal, valid and binding obligation of the Borrower, enforceable in accordance with its terms.

    5. The Borrower hereby confirms that any collateral for the Loan, including but not limited to liens, security interests, mortgages, and pledges granted by the Borrower or third parties (if applicable), shall continue unimpaired and in full force and effect.

    6. This Amendment may be signed in any number of counterpart copies and by the parties hereto on separate counterpart, but all such copies shall constitute one and the same instrument.

    7. This Amendment will be binding upon and inure to the benefit of the Borrower and the Bank and their respective heirs, executors, administrators, successors and assigns.

    8. Except as amended hereby, the terms and provisions of the Note remain unchanged and in full force and effect. Except as expressly provided herein, this Amendment shall not constitute am amendment, waiver, consent or release with respect to any provision of the Loan Documents or the Note, a waiver of any default or Event of Default thereunder, or a waiver or release of any of the Bank's rights and remedies (all of which are hereby reserved). THE BORROWER EXPRESSLY RATIFIES AND CONFIRMS THE CONFESSION OF JUDGMENT AND WAIVER OF JURY TRIAL PROVISIONS.

    Executed as of the date first written above.

                                     WHITEFORD FOODS VENTURE, L.P.,
                                     a Texas limited partnership

                                     By:  G/W FOODS, INC., a Texas corporation
                                          as general partner

                                     By:  /s/ A. Greenaway
                                        ---------------------------------------
                                     Print Name:  Albert D. Greenaway
                                                -------------------------------
                                     Title:  President
                                           ------------------------------------


                                     PNC BANK, NATIONAL ASSOCIATION,
                                     a national banking association

                                     By:  /s/ Timothy E. Reilly
                                        ---------------------------------------
                                     Print Name: Timothy E. Reilly
                                                -------------------------------
                                     Title:  Vice President
                                           ------------------------------------

                       THIRD AMENDMENT TO REVOLVING NOTE

    THIS THIRD AMENDMENT TO REVOLVING NOTE (this "AMENDMENT") is made as of July 1, 1998, by and between WHITEFORD FOODS VENTURE, L.P., a Texas limited partnership (the "BORROWER") and THE FIFTH THIRD BANK OF WESTERN OHIO, an Ohio state banking corporation (the "BANK").

                                  WITNESSETH:

    WHEREAS, the Borrower has executed and delivered to the Bank a Revolving Note dated June 13, 1994, in the original principal amount of Nine Hundred Thousand Dollars ($900,000.00), as amended by an Amendment to Revolving Note dated March 31, 1995, and a Second Amendment to Revolving Note dated July 1, 1995 (collectively, the "NOTE"), evidencing the Borrower's indebtedness to the Bank for such loan (the "LOAN") pursuant to the Loan Documents;

    WHEREAS, the Borrower and the Bank desire to amend the Note as provided for below;

    NOW, THEREFORE, in consideration of the mutual covenants herein contained and intending to be legally bound hereby, the parties hereto agree as follows:

    1.  The Note is amended as follows:

        1.1 The amount available under the Note is hereby increased by amending the first page of the Note by deleting "$1,170,000.00" from the upper left-hand corner thereof and inserting "$1,350,000.00" in its place.

        1.2 The first paragraph of the Note is deleted in its entirety and the following inserted in its place:

    "FOR VALUE RECEIVED, WHITEFORD FOODS VENTURE, L.P., a Texas limited partnership (the "Borrower"), hereby promises to pay to the order of THE FIFTH THIRD BANK OF WESTERN OHIO, an Ohio state banking corporation ("Bank"), in lawful money of the United States of America in immediately available funds at its offices located at 201 East Fifth Street, Cincinnati, Ohio 45202, or at such other location as the Bank may designate from time to time, the principal sum of One Million Three Hundred Fifty Thousand Dollars ($1,350,000.00) or such lesser unpaid principal amount together with accrued and unpaid interest thereon, as may be advanced by the Bank pursuant to the terms of the Credit Agreement dated June 13, 1994 by and among the Borrower, PNC Bank, National Association, successor by merger to PNC Bank, Ohio, National Association, as Agent, PNC Bank, National Association, and the Bank, as same may be amended from time to time (the "AGREEMENT"). This Note shall serve as a master note to evidence all such advances."

        1.3 The first sentence of the second paragraph of the Note is deleted in its entirety and the following inserted in its place:

    "The principal balance hereof outstanding from time to time shall bear interest per annum at the applicable rate set forth in Section 2.1(c) of the Agreement."

    2. Any and all references to the Note in any document, instrument or certificate evidencing, securing or otherwise delivered in connection with the Loan shall be deemed to refer to the Note as amended hereby. Any initially capitalized terms used in this Amendment without definition shall have the meanings assigned to those terms in the Note or the Loan Documents.

    3. This Amendment is deemed incorporated into the Note. To the extent that any term or provision of this Amendment is or may be deemed expressly inconsistent with any term or provision in the Loan Documents or the Note, the terms and provisions hereof shall control.

    4. The Borrower hereby represents and warrants that (a) all of its representations and warranties in the Loan Documents are true and correct, (b) no default or Event of Default exists under the Note or the Loan Documents, and
(c) this Amendment has been duly authorized, executed and delivered and constitutes the legal, valid and binding obligation of the Borrower, enforceable in accordance with its terms.

    5. The Borrower hereby confirms that any collateral for the Loan, including but not limited to liens, security interests, mortgages, and pledges granted by the Borrower or third parties (if applicable), shall continue unimpaired and in full force and effect.

    6. This Amendment may be signed in any number of counterpart copies and by the parties hereto on separate counterparts, but all such copies shall constitute one and the same instrument.

    7. This Amendment will be binding upon and inure to the benefit of the Borrower and the Bank and their respective heirs, executors, administrators, successors and assigns.

    8. Except as amended hereby, the terms and provisions of the Note remain unchanged and in full force and effect. Except as expressly provided herein, this Amendment shall not constitute an amendment, waiver, consent or release with respect to any provision of the Loan Documents or the Note, a waiver of any default or Event of Default thereunder, or a waiver or release of any of the Bank's rights and remedies (all of which are hereby reserved). THE BORROWER EXPRESSLY RATIFIES AND CONFIRMS THE CONFESSION OF JUDGMENT AND WAIVER OF JURY TRIAL PROVISIONS.

    Executed as of the date first written above.

                                     WHITEFORD FOODS VENTURE, L.P.,
                                     a Texas limited partnership

                                     By:  G/W FOODS, INC., a Texas corporation
                                          as general partner

                                     By:  /s/ A. GREENAWAY
                                        ---------------------------------------
                                     Print Name:  Albert D. Greenaway
                                                -------------------------------
                                     Title:  President
                                           ------------------------------------

                                     THE FIFTH THIRD BANK OF WESTERN OHIO,
                                     an Ohio state banking corporation

                                     By:  /s/ K. D. COMPTON
                                        ---------------------------------------
                                     Print Name: K. Douglas Compton
                                                -------------------------------
                                     Title:  VICE PRESIDENT
                                           ------------------------------------

                                     - 3 -